UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 8, 2004

                                   GTREX, Inc.

             (Exact name of registrant as specified in its charter)

      Delaware                   333-58744                     13-4171971
    -----------               --------------                 --------------
(State of incorporation)   (Commission File No.)        (IRS Employer Id. No.)


                      65 Enterprise, Aliso Viejo, CA 92656
               (Address of principal executive offices) (Zip code)

                               Phone: 949-330-7140
            (Registrant's Telephone Number, Including the Area Code)


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ITEM 4.  Changes in Registrant's Certifying Accountant.

Previous Independent Auditor On December 8, 2004 the Board of Directors of GTREX, Inc., (the "Company"), terminated Peterson & Company, LLP ("Peterson") as its independent auditors. The decision to terminate the Company's relationship with Peterson did not involve a dispute with the Company over accounting policies or practices. The independent auditors' reports provided by Peterson on the Company's financial statements for the year ended December 31, 2003 contained an unqualified opinion; but the opinion was modified as to uncertainty regarding the Company's ability to continue as a going concern.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2003, the review of the Company's financial statements for the quarter ended March 31, 2004 and up to the date of termination, there were no disagreements with Peterson for such annual or quarterly periods on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Peterson, would have caused Peterson to make reference to the matter in its reports.

The Company has requested Peterson to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter that the Company has requested of Peterson is filed as an exhibit to this Form 8-K. New Independent Auditors

On December 8, 2004, the Company engaged Chisholm, Bierwolf & Nilson, Certified Public Accountants, 533 West 2600 South, Suite 250, Bountiful, Utah 84010 ("Chisholm.") as our new independent accountants for the year ended December 31, 2004. We have not consulted with Chisholm regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to the Company by Chisholm concluding there was an important factor to be considered by the us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation  S-K, or a reportable  event,  as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K.

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ITEM 7.  Financial Statements and Exhibits

 c) Exhibits

     16.1 Proposed letter to the Securities and Exchange Commission from Peterson & Company, LLP regarding the change in independent accountants

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: December 14, 2004
GTREX, Inc.

By: /s/ Christopher Berlandier
Christopher Berlandier
Chief Executive Officer


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Exhibit 16.1


December 14, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Re: GTREX, Inc. (formerly Apollo Holdings, Inc, the "Company")

Commissioners:

We have read the statements made by GTREX, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 14, 2004.

We agree with most of the statements concerning our firm in such Form 8-K. Although our opinion for the past year has been unqualified; it has been modified as to uncertainty. We did comment in our report for the year ended December 31, 2003 in Note 8 entitled "Liquidity and Going Concern," that, "The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining debt financing and additional equity capital. While pursuing debt funding and additional equity funding, the Company must continue to operate on limited cash flows. The Company has experienced a net loss of $6,130 for the year ended December 31, 2003 and $198,621 for the period November 12, 1999 (inception) to December 31, 2003."

Sincerely,


Peterson & Co., LLP